UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 14, 2008
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina State or Other Jurisdiction of Incorporation)	000-11448 (Commission File Number)	56-1348147 (IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 — Other Events	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

ITEM 8.01. OTHER EVENTS.
     NewBridge Bancorp and its banking subsidiary, NewBridge Bank, are parties to employment and change of control agreements with certain of their executive officers, dated as of the dates indicated in the copy agreements attached hereto as Exhibits 99.1 to 99.6, which agreements are incorporated herein by reference.`
     NewBridge Bancorp and NewBridge Bank are successors to the Directors and Senior Management Deferred Compensation Plan Trust Agreement between FNB Southeast and Morgan Trust Company, dated October 18, 1999 (the “Rabbi Trust Agreement”), a copy of which is attached hereto as Exhibit 99.7, and incorporated herein by reference. The Rabbi Trust Agreement was amended on July 31, 2007 (the “First Amendment”) and filed as Exhibit 99.2 of the Current Report on Form 8-K, filed with the SEC on August 3, 2008. NewBridge Bancorp and NewBridge Bank have subsequently further amended the Rabbi Trust Agreement pursuant to the Second Amendment to the Directors and Senior Management Deferred Compensation Plan and Directors Retirement Policy Trust Agreement among Regions Bank d/b/a/ Regions Morgan Keegan Trust, NewBridge Bancorp and NewBridge Bank, a copy of which is attached hereto as Exhibit 99.8, and incorporated herein by reference.
     NewBridge Bancorp has amended and restated the NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management (the “Plan”), a copy of which is attached hereto as Exhibit 99.9, and incorporated herein by reference. Subsequently, NewBridge Bancorp has amended the Plan pursuant to the First Amendment to the Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management, a copy of which is attached hereto as Exhibit 99.10, and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Employment and Change of Control Agreement with William W. Budd, Jr.

Exhibit 99.2	Employment and Change of Control Agreement with Richard Balentine.

Exhibit 99.3	Employment and Change of Control Agreement with Jerry W. Beasley.

Exhibit 99.4	Employment and Change of Control Agreement with Robin S. Hager.

Exhibit 99.5	Employment and Change of Control Agreement with Paul McCombie.

Exhibit 99.6	Employment and Change of Control Agreement with George Richard Webster.

Exhibit 99.7	Directors and Senior Management Deferred Compensation Plan Trust Agreement between FNB Southeast and Morgan Trust Company.

Exhibit 99.8	Second Amendment to the Directors and Senior Management Deferred Compensation Plan and Directors Retirement Policy Trust Agreement among Regions bank d/b/a/ Regions Morgan Keegan Trust, NewBridge Bancorp and NewBridge Bank.

Exhibit 99.9	NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management.

Exhibit 99.10	First Amendment to the NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management.

EXHIBIT INDEX
The following exhibits are filed herewith:

Exhibit 99.1	Employment and Change of Control Agreement with William W. Budd, Jr.

Exhibit 99.2	Employment and Change of Control Agreement with Richard Balentine.

Exhibit 99.3	Employment and Change of Control Agreement with Jerry W. Beasley.

Exhibit 99.4	Employment and Change of Control Agreement with Robin S. Hager.

Exhibit 99.5	Employment and Change of Control Agreement with Paul McCombie.

Exhibit 99.6	Employment and Change of Control Agreement with George Richard Webster.

Exhibit 99.7	Directors and Senior Management Deferred Compensation Plan Trust Agreement between FNB Southeast and Morgan Trust Company.

Exhibit 99.8	Second Amendment to the Directors and Senior Management Deferred Compensation Plan and Directors Retirement Policy Trust Agreement among Regions bank d/b/a/ Regions Morgan Keegan Trust, NewBridge Bancorp and NewBridge Bank.

Exhibit 99.9	NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management.

Exhibit 99.10	First Amendment to the NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
Dated: March 14, 2008	By:	/s/ Robert F. Lowe
Robert F. Lowe,
Chairman and Chief Executive Officer